UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2008

ITRONICS INC.

-----------------------------------------------------------------------------------------------------------

                                          Texas                                   33-18582                          75-2198369

                         (State or other jurisdiction                (Commission File                    (IRS Employer

                                 of incorporation)                             Number)                        Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada      89509

                  (Address of Principal Executive Offices)                             Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Securities

In May 2008, we issued an aggregate of 25,000,000 common shares to four accredited investors upon the conversion of $43,750 in callable secured convertible notes.

In May 2008, we issued an aggregate of 10,000,000 common shares to four accredited investors upon the conversion of $17,500 in callable secured convertible notes.

In May 2008, we issued an aggregate of 10,000,000 common shares to four accredited investors upon the conversion of $17,100 in callable secured convertible notes.

In May 2008, we issued an aggregate of 39,700,000 common shares to four accredited investors upon the conversion of $67,093 in callable secured convertible notes.

In May 2008, we issued an aggregate of 10,000,000 common shares to four accredited investors upon the conversion of $16,100 in callable secured convertible notes.

In June 2008, we issued an aggregate of 10,000,000 common shares to four accredited investors upon the conversion of $10,500 in callable secured convertible notes.

In June 2008, we issued an aggregate of 10,000,000 common shares to four accredited investors upon the conversion of $9,900 in callable secured convertible notes.

In June 2008, we issued an aggregate of 500,000 shares of common stock valued at $1,500 to John W. Whitney, our President, as compensation for services performed on our behalf in his capacity as a director of our Company for the fourth quarter of 2007.

In June 2008, we issued an aggregate of 214,286 shares of common stock valued at $1,500 to John W. Whitney, our President, as compensation for services performed on our behalf in his capacity as a director of our Company for the first quarter of 2008

In June 2008, we issued an aggregate of 75,000 shares of common stock valued at $6,000 to Duane H. Rasmussen, our Vice President, as compensation for services performed on our behalf in his capacity as Vice President of our Company for periods in 2003 and prior.

In June 2008, we issued an aggregate of 30,000 shares of common stock valued at $90 to two of our employees as compensation for services performed on our behalf in their capacity as employees of our Company for the fourth quarter of 2007.

In June 2008, we issued an aggregate of 10,000 shares of common stock valued at $70 to one of our employees as compensation for services performed on our behalf in his capacity as an employee of our Company for the first quarter of 2008.

All of the above offerings and sales were deemed to be exempt under rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, business associates of Itronics Inc. or executive officers of Itronics Inc., and transfer was restricted by Itronics Inc. in accordance with the requirements of the Securities Act. In addition to representations by the above-referenced persons, we have made independent determinations that all of the above-referenced persons were accredited or sophisticated investors, and that they were capable of analyzing the merits and risks of their investment, and that they understood the speculative nature of their investment. Furthermore, all of the above-referenced persons were provided with access to our Securities and Exchange Commission filings.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

                                                                                      (Registrant)

Date: June 12, 2008                                                        By: /S/ John W. Whitney

                                                                                            John W. Whitney

                                                                                            President, Treasurer and Director

                                                                                            (Principal Executive and Financial

                                                                                            Officer)